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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      November 4, 1998 (November 4, 1998)



                        SERVICE MERCHANDISE COMPANY, INC.
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             (Exact name of registrant as specified in its charter)



         Tennessee                       1-9223                   62-0816060
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


7100 Service Merchandise Boulevard, Brentwood, TN                     37027
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    (Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (615) 660-6000



                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 5. Other Events

         On November 4, 1998, Service Merchandise Company, Inc. (the "Company") and Harris Trust and Savings Bank, as Rights Agent, amended and restated the Company's Rights Agreement (the "Amended and Restated Rights Agreement"). The Amended and Restated Rights Agreement deletes the term Independent Director in its entirety from the Rights Agreement. Consistent with such deletion, the Amended and Restated Rights Agreement removes all references to the need for Independent Director decision making, such decision making now being vested in the Board of Directors.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         99.1     Press Release regarding the Amended and Restated Rights
                  Agreement.

         99.2 Amended and Restated Rights Agreement, dated November 4, 1998, between Service Merchandise Company, Inc. and Harris Trust and Savings Bank, including Form of Rights Certificate (Exhibit A) and Form of Summary of Rights (Exhibit B).




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                                   SIGNATURES


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SERVICE MERCHANDISE COMPANY, INC.


Date: November 4, 1998                  By:  /s/ C. Steven Moore
                                             ----------------------------------
                                             C. Steven Moore
                                             Vice President







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                                  EXHIBIT INDEX



 No.                                  Exhibit
 ---                                  -------

99.1     Press Release regarding the Amended and Restated Rights Agreement.

99.2 Amended and Restated Rights Agreement, dated November 4, 1998, between Service Merchandise Company, Inc. and Harris Trust and Savings Bank, including Form of Rights Certificate (Exhibit A) and Form of Summary of Rights (Exhibit B).